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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported)   July 1, 2004
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                            HARRODS INVESTMENTS, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

        0-32729                                          88-0492264
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Commission File Number                        IRS Employer Identification Number

            2102 Business Center Drive, Suite 130, Irvine, Ca. 92612
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (949) 253-4675
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ITEM 4.01     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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In July 2004, the Board of Directors of Harrods Investments, Inc. (the "Registrant") determined that it was in the best interest of the Registrant to change its auditors, Haskell & White LLP to Mendoza Berger & Company, LLP.

During the Registrant's fiscal year 2001, and during the interim period from January 1, 2002 through the date July 1, 2004, there have been no past disagreements between the Registrant and Haskell & White LLP, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The audit report provided by the Registrant's auditors, Haskell & White LLP for the fiscal year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to uncertainty, audit scope or accounting principles, except as follows:

Haskell & White LLP?s report on the Registrant's financial statements for the fiscal year ended December 31, 2001, contained an explanatory paragraph stating that:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is presently a shell company and has no operations and limited financial and other resources. Such matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

The Board of Directors approved the appointment of Mendoza Berger & Company, LLP of Irvine, California as its new auditors in July 1, 2004. During the two most recent fiscal years and through the date hereof, neither the Registrant nor any one on behalf of the Registrant has consulted with Mendoza Berger & Company, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or reportable events required to be disclosed under Items 304 (a) (2) (i) and (ii) of Regulation S-B.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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            (c)   Exhibits

                  16. Letter from Haskell & White, LLP to the SEC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 1, 2004                          HARRODS INVESTMENTS, INC.

                                              By: /s/ Garry Martin
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                                                  Garry Martin
                                                  Chief Executive Officer